Exhibit 10.20

Agreement

This Agreement (the “Agreement”) is made and entered into by and between the Parties below as of May 10, 2010 in Beijing, People’s Republic of China (“PRC”):

(1)                        ChinaCache International Holdings Ltd. (“ChinaCache”), a Cayman corporation, organized and existing under the company law of the Cayman Islands, British West Indies (“Cayman”), with its address at Offshore Incorporations (Cayman) Limited, Scotia Center, 4th Floor, P.O. Box 2804, George Town, Cayman Islands, British West Indies;

(2)                        ChinaCache Network Technology (Beijing) Co., Ltd. (“ChinaCache Beijing”), a wholly owned foreign enterprise incorporated and existing under the laws of the PRC;

(3)                        Huiling Ying, a citizen of the PRC with Chinese Identification No.:           .

Each of the above parties shall be hereinafter referred to as a “Party” respectively, and as the “Parties” collectively.

Whereas,

A.                                   Huiling Ying is a shareholder of Beijing Jingtian Technology Co., Ltd. (“Beijing Jingtian”);

B.                                     ChinaCache Beijing is a wholly-owned subsidiary of ChinaCache in Beijing, China;

C.                                     ChinaCache Beijing and Huiling Ying entered into a Loan Agreement on July 31, 2008 (“Loan Agreement”).

The Parties hereby acknowledge certain financial and other matters regarding Beijing Jingtian:

1.                                       ChinaCache acknowledges and undertakes that, since January 1, 2010, ChinaCache agrees to provide unconditional financial support as needed by Beijing Jingtian, either by itself or through its wholly-owned subsidiary in China—ChinaCache Beijing, to Huiling Ying in ways permitted by the PRC laws and regulations (“Financial Support”).  Huiling Ying agrees to accept such Financial Support in ways permitted by the PRC laws and regulations and undertakes to use such Financial Support only for providing funds to Beijing Jingtian so as to develop its business.

2.                                       If ChinaCache provides Financial Support by itself or through ChinaCache Beijing, the repayment due date and method will be negotiated and determined

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by the Parties separately.  To the extent permitted by the PRC laws and other applicable laws, ChinaCache and ChinaCache Beijing may exempt the repayment obligations of Huiling Ying.

3.                                       Huiling Ying agrees that, if she provides the funds obtained under the Loan Agreement and/or this Agreement to Beijing Jingtian by way of shareholder loans in accordance with the PRC laws, then to the extent permitted by the PRC laws and other applicable laws, Huiling Ying may exempt the repayment obligations of Beijing Jingtian as needed by the latter.

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ChinaCache International Holdings Ltd.

By:	/s/ Wang Song
Name: Wang Song
Title: Director

ChinaCache Network Technology (Beijing) Co., Ltd.

By:	/s/ Song Wang
Name: Song Wang
Title: Legal Representative

Huiling Ying

By:	/s/ Huiling Ying

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Agreement

This Agreement (the “ Agreement”) is made and entered into by and between the Parties below as of May 10, 2010 in Beijing, People’s Republic of China (“PRC”):

(1)                        ChinaCache International Holdings Ltd. (“ChinaCache”), a Cayman corporation, organized and existing under the company law of the Cayman Islands, British West Indies (“Cayman”), with its address at Offshore Incorporations (Cayman) Limited, Scotia Center, 4th Floor, P.O. Box 2804, George Town, Cayman Islands, British West Indies;

(2)                        ChinaCache Network Technology (Beijing) Co., Ltd. (“ChinaCache Beijing”), a wholly owned foreign enterprise incorporated and existing under the laws of the PRC;

(3)                        Xinxin Zheng, a citizen of the PRC with Chinese Identification No.:           .

Each of the above parties shall be hereinafter referred to as a “Party” respectively, and as the “Parties” collectively.

Whereas,

A.                                   Xinxin Zheng is a shareholder of Beijing Jingtian Technology Co., Ltd. (“Beijing Jingtian”);

B.                                     ChinaCache Beijing is a wholly-owned subsidiary of ChinaCache in Beijing, China;

C.                                     ChinaCache Beijing and Xinxin Zheng entered into a Loan Agreement on July 31, 2008 (“Loan Agreement”).

The Parties hereby acknowledge certain financial and other matters regarding Beijing Jingtian:

1.                                       ChinaCache acknowledges and undertakes that, since January 1, 2010, ChinaCache agrees to provide unconditional financial support as needed by Beijing Jingtian, either by itself or through its wholly-owned subsidiary in China—ChinaCache Beijing, to Xinxin Zheng in ways permitted by the PRC laws and regulations (“Financial Support”).  Xinxin Zheng agrees to accept such Financial Support in ways permitted by the PRC laws and regulations and undertakes to use such Financial Support only for providing funds to Beijing Jingtian so as to develop its business.

2.                                       If ChinaCache provides Financial Support by itself or through ChinaCache Beijing, the repayment due date and method will be negotiated and determined by the Parties separately.  To the extent permitted by the PRC laws and other applicable laws, ChinaCache and ChinaCache Beijing may exempt the repayment obligations of Xinxin Zheng.

3.                                       Xinxin Zheng agrees that, if she provides the funds obtained under the Loan Agreement and/or this Agreement to Beijing Jingtian by way of shareholder loans in accordance with the PRC laws, then to the extent permitted by the PRC laws and other applicable laws, Xinxin Zheng may exempt the repayment obligations of Beijing Jingtian as needed by the latter.

ChinaCache International Holdings Ltd.

By:	/s/ Song Wang
Name: Song Wang
Title: Director

ChinaCache Network Technology (Beijing) Co., Ltd.

By:	/s/ Song Wang
Name: Song Wang
Title: Legal Representative

Xinxin Zheng

By:	/s/ Xinxin Zheng